UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Amendment No. )

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 10, 2013

Date of Report (Date of earliest event reported)

NAVARRE CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	000-22982	41-1704319
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7400 49th Avenue North, Minneapolis, MN 55428
(Address of principal executive offices) (Zip Code)

(763) 535-8333

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

On June 27, 2013, Navarre Corporation (the “Company”), filed a Current Report on Form 8-K reporting that on June 26, 2013, the parties to the SpeedFC Merger Agreement entered into Amendment No. 2 to such agreement (“Amendment No.2”). As previously disclosed, Amendment No. 2 resolved certain outstanding items in connection with the calculation of the contingent payments, finalized the Closing Net Working Capital, and modified certain terms in connection with the release of amounts held in escrow.

Further to Amendment No. 2 and pursuant to the SpeedFC Merger Agreement described below, on July 10, 2013, the Company issued 590,036 shares of its unregistered common stock to the all of the stock and option holders of the former SpeedFC, Inc. entity (the "SFC Equityholders") as the final amount of equity consideration payable to the SFC Equityholders in connection with the earn-out provisions of the SpeedFC Merger Agreement. The share consideration issued in connection with Amendment No. 2 was issued in reliance upon an exemption from registration under federal securities laws provided by Section 4(2) of the Securities Act of 1933 promulgated thereunder for transactions by an issuer not involving a public offering and exemption from registration under applicable state securities laws. The shares issued contain a legend restricting their transferability absent registration or applicable exemption. The shares are subject to the terms and conditions of the Registration Rights Agreement dated November 20, 2012, the form of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed September 28, 2012, and is incorporated herein by reference.

The information required to be reported under this Item, unless described above, is incorporated by reference from Item 2.01 of the Company’s Current Report on Form 8-K filed November 21, 2012.

The foregoing description of the merger contained in this Item 3.02 is qualified in its entirety by reference to the full text of the SpeedFC Merger Agreement which is filed as Exhibit 2.1 to the Company’s September 28, 2012 Current Report on Form 8-K, Amendment No. 1 to the Agreement and Plan of Merger, which is filed as Exhibit 2.1 to the Company’s October 30, 2012 Current Report on Form 8-K, and Amendment No. 2 to the Agreement and Plan of Merger, which is filed as Exhibit 2.1 to the Company’s June 27, 2013 Current Report on Form 8-K, all of which are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2013	NAVARRE CORPORATION

	By:	/s/ Ryan F. Urness
	Name:	Ryan F. Urness
	Title:	Secretary and General Counsel